Exhibit 10.141

15 MAY 2024 VERSION
A&R MSA AMENDMENT 5

AMENDMENT NUMBER 5 TO
AMENDED AND RESTATED MASTER SERVICES AGREEMENT

    This Amendment Number 5 (“Amendment 5”), dated as of 15 May 2024 (“Amendment 5 Effective Date”), by and between DXC Technology Services LLC, successor in interest to HP Enterprise Services, LLC (“Provider”) and Sabre GLBL Inc. (“Customer”) amends that certain Amended and Restated Master Services Agreement, by and between Provider and Customer, dated as of 1 August 2020 (“A&R MSA”).

RECITALS

    WHEREAS, Customer and Provider desire to amend certain terms and conditions of A&R MSA, as further described herein.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, Customer and Provider hereby agree as follows:

1.Amendment to Exhibit to A&R MSA. In order to reflect the amendments agreed to by the Parties, the following documents are hereby replaced in their entirety in the form attached to this Amendment 5 as the applicable Exhibit number referred to in the below table for such document:

A&R MSA Document Reference	Document Name	Amendment 5 Attachment Number
Exhibit 1	Definitions	Attachment 1
Exhibit 7	Infrastructure Security Requirements	Attachment 2
Exhibit 9	Customer Policies	Attachment 3

2.Counterparts. This Amendment 5 may be executed in several counterparts, all of which taken together shall constitute a single agreement between the Parties.
3.Defined terms. Unless otherwise defined herein, the capitalized terms used in this Amendment 5 shall have the same meaning assigned to such capitalized terms in the Agreement.
4.Ratifications. The terms and provisions set forth in this Amendment 5 shall modify and supersede all inconsistent terms and provisions set forth in the Agreement (and all prior agreements, letters, proposals, discussions and other documents) regarding the matters addressed in this Amendment 5. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed as if set forth herein verbatim.

Page 1 of 2 SABRE AND DXC CONFIDENTIAL INFORMATION
A&R MSA Amendment 5

Exhibit 10.141

15 MAY 2024 VERSION
A&R MSA AMENDMENT 5

IN WITNESS WHEREOF, Provider and Customer have each caused this Amendment to be executed as below:

SABRE GLBL INC.

Signature:         /s/ Josh Fishman

Name:             Josh Fishman

Title:             VP Finance, Chief Procurement Officer

Date:             June 27, 2024

DXC TECHNOLOGY SERVICES LLC

Signature:         /s/ Joe Sequeira

Name:             Joe Sequeira

Title:             DXC Account General Manager - Sabre

Date:             June 27, 2024

Page 2 of 2 SABRE AND DXC CONFIDENTIAL INFORMATION
A&R MSA Amendment 5